Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2016
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	3,566				3,566
I-joist sales volume (MELF)	50,172				50,172
Plywood sales volume (MSF 3/8")	379,631				379,631
Lumber sales volume (MBF)	47,919				47,919
LVL mill net sales price ($/CF)	$16.74				$16.74
I-joist mill net sales price ($/MELF)	$1,138				$1,138
Plywood net sales price ($/MSF 3/8")	$261				$261
Lumber net sales price ($/MBF)	$451				$451
Segment sales (000)	$303,457				$303,457
Segment income (000)	$5,885				$5,885
Segment depreciation and amortization (000)	$11,634				$11,634
Segment EBITDA (000)[1]	$17,519				$17,519
EBITDA as a percentage of sales	5.8%				5.8%
Capital spending (000)[2]	$11,870				$11,870
Receivables (000)	$111,008
Inventories (000)	$175,842
Accounts payable (000)	$44,686

	2015
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,840	3,485	3,785	2,955	13,065
I-joist sales volume (MELF)	40,810	56,572	57,121	46,319	200,822
Plywood sales volume (MSF 3/8")	412,139	410,491	412,369	399,577	1,634,576
Lumber sales volume (MBF)	48,100	55,945	54,354	47,289	205,688
LVL mill net sales price ($/CF)	$16.48	$16.46	$16.53	$16.28	$16.44
I-joist mill net sales price ($/MELF)	$1,098	$1,098	$1,118	$1,112	$1,107
Plywood net sales price ($/MSF 3/8")	$312	$302	$282	$268	$291
Lumber net sales price ($/MBF)	$510	$484	$477	$456	$482
Segment sales (000)	$309,316	$339,869	$340,621	$292,307	$1,282,113
Segment income (loss) (000)	$20,896	$23,712	$21,876	$(2,263)	$64,221
Segment depreciation and amortization (000)	$10,791	$10,341	$11,049	$11,091	$43,272
Segment EBITDA (000)[1]	$31,687	$34,053	$32,925	$8,828	$107,493
EBITDA as a percentage of sales	10.2%	10.0%	9.7%	3.0%	8.4%
Capital spending (000)	$9,532	$13,957	$20,119	$25,149	$68,757
Receivables (000)	$69,406	$73,243	$72,626	$47,639
Inventories (000)	$161,586	$151,000	$160,134	$163,961
Accounts payable (000)	$47,762	$53,800	$56,336	$40,868

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2014
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,642	3,434	3,602	2,677	12,355
I-joist sales volume (MELF)	39,839	56,813	56,403	39,587	192,642
Plywood sales volume (MSF 3/8")	414,443	430,404	396,339	409,952	1,651,138
Lumber sales volume (MBF)	45,883	56,799	57,261	51,690	211,633
LVL mill net sales price ($/CF)	$16.00	$16.28	$16.59	$16.34	$16.32
I-joist mill net sales price ($/MELF)	$1,016	$1,068	$1,095	$1,091	$1,070
Plywood net sales price ($/MSF 3/8")	$294	$301	$335	$330	$314
Lumber net sales price ($/MBF)	$569	$574	$546	$544	$558
Segment sales (000)	$293,274	$351,011	$355,697	$317,019	$1,317,001
Segment income (000)	$13,047	$31,213	$40,631	$23,483	$108,374
Segment depreciation and amortization (000)	$9,980	$10,044	$10,711	$10,722	$41,457
Segment EBITDA (000)[1]	$23,027	$41,257	$51,342	$34,205	$149,831
EBITDA as a percentage of sales	7.9%	11.8%	14.4%	10.8%	11.4%
Capital spending (000)	$9,714	$5,659	$11,541	$13,377	$40,291
Receivables (000)	$62,203	$70,288	$66,882	$53,726
Inventories (000)	$154,412	$149,388	$158,324	$162,395
Accounts payable (000)	$45,719	$55,365	$55,581	$42,721

[1]Segment EBITDA is calculated as segment income (loss) before depreciation and amortization.
[2] Capital spending in first quarter 2016 excludes $215.6 million of cash paid for the acquisition of businesses and facilities.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2016
	Q1	Q2	Q3	Q4	YTD
Commodity sales	47.2%				47.2%
General line sales	34.4%				34.4%
EWP sales	18.4%				18.4%
Total sales (000)	$717,254				$717,254
Gross margin[1]	11.4%				11.4%
Segment income (000)	$13,373				$13,373
Segment depreciation and amortization (000)	$3,235				$3,235
Segment EBITDA (000)[2]	$16,608				$16,608
EBITDA as a percentage of sales	2.3%				2.3%
Capital spending (000)	$2,896				$2,896
Receivables (000)	$229,673
Inventories (000)	$264,721
Accounts payable (000)	$248,170

	2015
	Q1	Q2	Q3	Q4	YTD
Commodity sales	48.4%	45.2%	45.5%	47.3%	46.5%
General line sales	34.7%	37.0%	36.4%	35.2%	35.9%
EWP sales	16.9%	17.8%	18.1%	17.5%	17.6%
Total sales (000)	$622,905	$762,078	$798,982	$707,337	$2,891,302
Gross margin[1]	10.4%	11.5%	12.0%	12.2%	11.6%
Segment income (000)	$3,346	$19,576	$22,684	$15,145	$60,751
Segment depreciation and amortization (000)	$2,739	$2,874	$3,121	$3,203	$11,937
Segment EBITDA (000)[2]	$6,085	$22,450	$25,805	$18,348	$72,688
EBITDA as a percentage of sales	1.0%	2.9%	3.2%	2.6%	2.5%
Capital spending (000)	$2,963	$4,023	$3,928	$3,595	$14,509
Receivables (000)	$174,582	$195,587	$192,336	$165,649
Inventories (000)	$270,881	$264,114	$244,481	$220,896
Accounts payable (000)	$179,530	$209,090	$181,586	$130,190

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2014
	Q1	Q2	Q3	Q4	YTD
Commodity sales	52.2%	48.7%	47.7%	49.6%	49.4%
General line sales	31.9%	33.7%	34.8%	33.7%	33.6%
EWP sales	15.9%	17.6%	17.5%	16.6%	17.0%
Total sales (000)	$585,530	$758,375	$773,391	$669,367	$2,786,663
Gross margin[1]	10.6%	11.3%	12.0%	11.2%	11.4%
Segment income (000)	$5,861	$19,401	$21,058	$10,359	$56,679
Segment depreciation and amortization (000)	$2,307	$2,394	$2,448	$2,653	$9,802
Segment EBITDA (000)[2]	$8,168	$21,795	$23,506	$13,012	$66,481
EBITDA as a percentage of sales	1.4%	2.9%	3.0%	1.9%	2.4%
Capital spending (000)	$2,720	$3,551	$7,161	$6,917	$20,349
Receivables (000)	$163,820	$181,390	$176,920	$142,891
Inventories (000)	$266,647	$261,176	$240,547	$232,066
Accounts payable (000)	$167,152	$174,402	$149,548	$119,054

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our Building Materials Distribution segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income before depreciation and amortization.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(000)

Total Boise Cascade Company

EBITDA represents income before interest (interest expense, interest income, and change in fair value of interest rate swaps), income taxes, depreciation and amortization. The following tables reconcile net income to EBITDA for the periods noted below:

	2016
	Q1	Q2	Q3	Q4	YTD

Net income	$4,950				$4,950
Interest expense	5,802				5,802
Interest income	(149)				(149)
Change in fair value of interest rate swaps	69				69
Income tax provision	2,931				2,931
Depreciation and amortization	15,238				15,238
EBITDA	$28,841	$—	$—	$—	$28,841

	2015
	Q1	Q2	Q3	Q4	YTD

Net income	$7,617	$20,230	$22,007	$2,328	$52,182
Interest expense	5,481	5,591	5,729	5,731	22,532
Interest income	(90)	(58)	(73)	(102)	(323)
Income tax provision (benefit)	4,573	11,637	12,629	(339)	28,500
Depreciation and amortization	13,587	13,281	14,249	14,461	55,578
EBITDA	$31,168	$50,681	$54,541	$22,079	$158,469

	2014
	Q1	Q2	Q3	Q4	YTD

Net income	$5,565	$26,418	$32,285	$15,741	$80,009
Interest expense	5,512	5,519	5,514	5,504	22,049
Interest income	(70)	(53)	(57)	(57)	(237)
Income tax provision	3,461	14,286	18,133	7,416	43,296
Depreciation and amortization	12,320	12,482	13,203	13,434	51,439
EBITDA	$26,788	$58,652	$69,078	$42,038	$196,556